REAFFIRMATION OF SECURITY AGREEMENT


                  The undersigned, Pilgrim America Group, Inc. (the "Borrower") hereby reaffirms that (i) the Security Agreement by and between the Borrower and First Bank National Association (the "Bank") dated as of April 28, 1995, as the same may have been amended from time to time (the "Security Agreement"), remains in full force and effect, and (ii) the security interests granted pursuant to the Security Agreement secure, among other things, the Borrower's obligations and duties under that certain Amended and Restated Credit Agreement by and between the Borrower and the Bank dated of even date herewith.

Date:    July 31, 1996.

                                                     PILGRIM AMERICA GROUP, INC.



                                                     By Signature Illegible
                                                       ----------------------
                                                        Its Vice Chairman
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